UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 30, 2005

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

129 Marten Street Mondovi, Wisconsin		54755
(Address of principal executive offices)		(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 30, 2005, Marten Transport, Ltd.’s Board of Directors appointed James J. Hinnendael as chief financial officer, effective January 1, 2006.  Mr. Hinnendael will succeed Darrell D. Rubel, the company’s current chief financial officer, who will retire from the company on that date.  Mr. Hinnendael will receive an annual base salary of $175,000.

Mr. Hinnendael, age 42, has served as the company’s controller since January 1992.  Prior to his employment with the company, Mr. Hinnendael was employed by Ernst & Young LLP, a public accounting firm, serving as an auditor in its Milwaukee office, from January 1987 to December 1991.  Mr. Hinnendael holds a degree in accounting and finance from the University of Wisconsin and is a certified public accountant.

Mr. Hinnendael is neither related to any other director or officer nor does he have relationships or transactions with the company outside the context of his positions with the company.  The company’s press release discussing Mr. Rubel’s retirement and Mr. Hinnendael’s election has been filed as Exhibit 99.2 to this report.

Item 8.01  Other Events.

On November 30, 2005, Marten Transport, Ltd. authorized a three-for-two stock split of the company’s common stock, $.01 par value.  The stock split entitles each shareholder to receive an additional one-half share for each outstanding share of common stock held of record as of the close of business on December 12, 2005.  The shares will be distributed on or about December 23, 2005.  The stock split will be effected in the form of a dividend, using authorized but unissued shares of the company’s common stock.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of the company’s press release dated December 1, 2005 announcing the stock split.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

	Exhibit No.	Description

	99.1	Press Release dated December 1, 2005 (included herewith).

	99.2	Press Release dated December 5, 2005 (included herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: December 5, 2005	By	/s/ Frank J. Foster
Frank J. Foster
Its: Vice President of Finance

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated December 1, 2005 (included herewith).

99.2	Press Release dated December 5, 2005 (included herewith).